                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 1999

                              LACLEDE GAS COMPANY
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Missouri                    1-1822                   43-0368139
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)

     720 Olive Street  St. Louis, Missouri                    63101
--------------------------------------------------------------------------------
  (Address of principal executive offices)                 (Zip Code)


 Registrant's telephone number, including area code (314) 342-0500
                                                    --------------

                                  NONE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events.
----------------------

     Pursuant to an Underwriting Agreement, effective May 27, 1999 (the "Underwriting Agreement"), Laclede Gas Company (the "Registrant"), on June 2, 1999, sold to ABN AMRO Incorporated, the Underwriter named on Schedule I of the attached Underwriting Agreement, $25,000,000 aggregate principal amount of its First Mortgage Bonds, 7% Series due June 1, 2029 (the "Bonds"). The Bonds have been issued under a Mortgage and Deed of Trust, dated as of February 1, 1945, under which State Street Bank and Trust Company of Missouri, N.A. is the present Trustee. Such Mortgage and Deed of Trust had previously been amended and supplemented and has been further supplemented by a Twenty-Fourth Supplemental Indenture, dated as of June 1, 1999 (the "Supplemental Indenture"). The registration statement on Form S-3 with respect to the First Mortgage Bonds of the Registrant, including the Bonds (File No. 33-60996), was filed by the Registrant on April 13, 1993 and declared effective by the Securities and Exchange Commission on April 21, 1993. Copies of the Underwriting Agreement and the Supplemental Indenture are attached hereto as Exhibits 1.01 and 4.01, respectively.


Item 7.   Exhibits.
-------------------

      Reference is made to the information contained in the Index to Exhibits filed as part of this Form 8-K.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LACLEDE GAS COMPANY
                                  -------------------
                                     (Registrant)


                              By: /s/ GERALD T. MCNEIVE, Jr.
                                  --------------------------
                                  Gerald T. McNeive, Jr.
                                  Senior Vice President-
                                   Finance and General
                                   Counsel



 June 3, 1999
--------------
   (Date)

                               Index to Exhibits

 Exhibit No.
 -----------

    1.01 Underwriting Agreement, dated May 27, 1999, entered into by the Registrant and the Underwriter relating to the Bonds.

    4.01 Twenty-Fourth Supplemental Indenture dated as of June 1, 1999, to Registrant's Mortgage and Deed of Trust, dated as of February 1, 1945.